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                                                FILED PURSUANT TO RULE 424(B)(2)
                                                           FILE NUMBER 333-39275

PRICING SUPPLEMENT NO. 2
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated April 28, 2000)

                                 --------------

                                   $2,000,000

                                  CYGNUS, INC.

                                  Common Stock

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DATE OF PURCHASE............................     AUGUST 8, 2000
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NUMBER OF SHARES............................         217,438
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PRICE PER SHARE.............................         $9.198
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PROCEEDS TO CYGNUS..........................       $2,000,000
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             The date of this Pricing Supplement is August 18, 2000.